Exhibit 99.14

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[LOGO]

First-Quarter 2006 Review

APRIL 26, 2006

Lewis A. Sanders	Gerald M. Lieberman
Chairman & Chief Executive Officer	President & Chief Operating Officer

Any forecasts or opinions in this material may not be realized. Information should not be construed as investment advice.

Introduction

In light of Regulation FD, management will be limited in responding to inquiries from investors or analysts in a non-public forum.

Forward-Looking Statements

Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions and government regulations, including changes in tax rates. We caution readers to carefully consider such forward-looking statements in light of these factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we have no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A of Form 10-K for the year ended December 31, 2005. Any or all of the forward-looking statements that we make in Form 10-K, this presentation, or any other public statements we issue may turn out to be wrong. Please remember that factors other than those listed in “Risk Factors” could also adversely affect our business, operating results, or financial condition.

The forward-looking statements we make in this presentation include descriptions of our pipeline of unfunded mandates. These mandates are not legal commitments, and some or all of them may not be funded dueto a client’s subsequent determination to invest in a different manner.

2

AllianceBernstein – First Quarter Highlights

•                  Strong equity capital markets, especially global and international

•                  Varied investment performance vs. benchmarks

•                  Organic growth in all channels and actively managed investment services of $12 billion

•                  Market appreciation of $27 billion

•                  Institutional Research Services commissions up 26% from strength of research franchise and growing client interest in algorithmic trading services

•                  Solid financial results

•                  AllianceBernstein Operating

•                  Revenues up 20%

•                  Pre-Tax Margin up 330 basis points

•                  Net Income up 35%

•                  AllianceBernstein Holding

•                  Net Income per Unit up 35% to $0.78

•                  Distribution of $0.78 per Unit

3

Market Performance -Non-U.S.

[CHART]

*12 months ending March 31, 2006.

Source: MSCI (Morgan Stanley Capital International).

4

Market Performance -U.S.

[CHART]

*12 months ending March 31, 2006.

Source: Frank Russell Company, Lehman Brothers, and Standard & Poor’s.

5

Performance Summary

•                  Varied investment performance in quarter

•                  Strong performance in Global and International Value, and Mid-Cap, Small-Cap and Emerging Markets Growth equities

•                  U.S. equity returns positive in Small-Cap and Mid-Cap services

•                  Rising interest rates dampened Fixed Income relative returns but performance was favorable in almost all other key services

•                 Excellent longer-term performance vs. benchmarks

•                  U.S., International and Global Growth services

•                  International, Global and Emerging Markets Value services

•                  Global and International Style Blend services

6

Investment Performance: Delivering Results for Clients

Net-of-Fee Annualized Performance Premiums

		Inception	Inception–
		Date	Mar 2006
Bernstein Value Equities
[GRAPHIC]	U.S. Strategic Value	Dec 31, 73	+2.6%
[GRAPHIC]	U.S. Diversified Value	Jun 30, 86	+1.1
[GRAPHIC]	Global Value	Sep 30, 95	+3.2
[GRAPHIC]	Emerging Markets Value	Dec 31, 95	+3.8
[GRAPHIC]	European Value	Jun 30, 97	+2.8
[GRAPHIC]	Canadian Value	Dec 31, 97	+5.0
[GRAPHIC]	Global Diversified Value	Mar 31, 98	+2.7
[GRAPHIC]	International Value (EAFE)	Sep 30, 99	+6.2
[GRAPHIC]	U.K. Value	Jun 30, 00	+4.4
[GRAPHIC]	International Diversified Value	Sep 30, 00	+5.8
[GRAPHIC]	U.S. Small/Mid Cap Value	Dec 31, 00	+5.7
[GRAPHIC]	International Strategic Value	Mar 31, 01	+8.8
[GRAPHIC]	Global Strategic Value	Apr 30, 01	+9.2
[GRAPHIC]	Japan Strategic Value	Mar 31, 02	+9.1
[GRAPHIC]	Australian Value	Jun 30, 03	+4.9

AllianceBernstein Style Blend
[GRAPHIC]	Emerging Markets Style Blend	Dec 31, 01	+5.6%
[GRAPHIC]	International Style Blend	Dec 31, 01	+2.3
[GRAPHIC]	U.S. Style Blend	Dec 31, 01	+0.8
[GRAPHIC]	Global Style Blend	Jun 30, 03	+3.8

		Inception	Inception–
		Date	Mar 2006
Alliance Growth Equities
[GRAPHIC]	U.S. Growth	Dec 31, 70	+4.2%
[GRAPHIC]	U.S. Small Cap Growth	Dec 31, 78	+3.3
[GRAPHIC]	U.S. Large Cap Growth	Dec 31, 77	+1.8
[GRAPHIC]	U.S. Disciplined Growth	Dec 31, 87	+3.0
[GRAPHIC]	International Large Cap Growth	Dec 31, 90	+8.9
[GRAPHIC]	Emerging Markets Growth	Sep 30, 91	+2.1
[GRAPHIC]	Japan Growth	Sep 30, 91	+3.7
[GRAPHIC]	Global Research Growth	Dec 31, 91	+6.9
[GRAPHIC]	European Concentrated Growth	Jun 30, 98	-2.1
[GRAPHIC]	U.S. Mid Cap Growth	Mar 31, 99	+5.6
[GRAPHIC]	Australian Growth	Jun 30, 00	-1.4

AllianceBernstein Fixed Income
[GRAPHIC]	Global Fixed Income	Jun 30, 86	+0.3%
[GRAPHIC]	U.S. High Yield	Dec 31, 86	-0.7
[GRAPHIC]	U.S. Investment-Grade Corporates	Dec 31, 91	+0.4
[GRAPHIC]	U.S. Short Duration	Mar 31, 92	+0.2
[GRAPHIC]	Emerging-Market Debt	Jun 30, 94	+3.1
[GRAPHIC]	U.S. Core Mortgage	Dec 31, 94	+0.1
[GRAPHIC]	U.S. Low Duration	Dec 31, 95	+0.1
[GRAPHIC]	Europe Core Plus	Mar 31, 99	-1.4
[GRAPHIC]	Japan Credit	Sep 30, 00	+0.0
[GRAPHIC]	Global-Plus Fixed Income	Jun 30, 01	+0.5
[GRAPHIC]	U.S. Strategic Core Plus	Jun 30, 01	+0.6
[GRAPHIC]	Canadian Core Plus Advanced	Sep 30, 02	+4.0

The information in this table is provided solely for use in connection with this presentation and is not directed towards existing or potential investment advisory clients of AllianceBernstein. Past performance is no guarantee of future results. The returns presented above are net of fees.

Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.

7

Changes in Assets Under Management By Channel

Three Months Ended March 31, 2006

In $ Millions

	Institutional		Private
	Investments	Retail	Client	Total

Beginning of Period	$358,545	$145,134	$74,873	$578,552

Sales/New accounts	11,172	11,177	3,961	26,310
Redemptions/Terminations	(2,342)	(7,393)	(721)	(10,456)
Cash flow	(3,278)	203	(490)	(3,565)
Unreinvested dividends	-	(217)	(69)	(286)
Net inflows	5,552	3,770	2,681	12,003

Transfers (1)	7,918	(9,155)	1,237	-

Market appreciation	17,902	6,170	2,948	27,020

End of Period	$389,917	$145,919	$81,739	$617,575

% Total (end of period)	63.2%	23.6%	13.2%	100.0%

% Change from beg of period	8.7%	0.5%	9.2%	6.7%

% Change ex. transfers	6.7%	6.9%	6.8%	6.7%

(1)                                  Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm. AUM at March 31, 2006 reflect these transfers.

8

Changes In Assets Under Management By Channel

Twelve Months Ended March 31, 2006

In $ Millions

	Institutional		Private
	Investments	Retail	Client	Total

Beginning of Period	$311,310	$157,562	$65,074	$533,946

Sales/New accounts	41,046	34,816	11,768	87,630
Redemptions/Terminations	(17,194)	(28,483)	(2,875)	(48,552)
Cash flow	(2,370)	(212)	(1,489)	(4,071)
Unreinvested dividends	(1)	(924)	(346)	(1,271)
Net inflows	21,481	5,197	7,058	33,736

Dispositions (1)	(1,375)	(26,653)	(370)	(28,398)
Transfers (2)	8,488	(9,155)	667	-

Market appreciation	50,013	18,968	9,310	78,291

End of Period	$389,917	$145,919	$81,739	$617,575

% Total (end of period)	63.2%	23.6%	13.2%	100.0%

% Change from beg of period	25.3%	-7.4%	25.6%	15.7%

% Change ex. dispositions & transfers	23.0%	18.4%	25.1%	22.1%

(1)                                  Cash Management Services, South African joint venture interest and Indian mutual funds.

(2)                                  Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm. AUM at March 31, 2006 reflect these transfers.

9

Changes In Assets Under Management By Investment Service

Twelve Months Ended March 31, 2006

In $ Millions

	Growth	Value	Fixed	Index/
	Equity (1)	Equity (1)	Income (1)	Structured	Total

Beginning of Period	$146,140	$238,231	$164,086	$30,095	$578,552

Sales/New accounts	10,426	10,953	4,706	225	26,310
Redemptions/Terminations	(4,127)	(3,211)	(2,980)	(138)	(10,456)
Cash flow	(413)	(2,332)	123	(943)	(3,565)
Unreinvested dividends	-	-	(286)	-	(286)
Net inflows (outflows)	5,886	5,410	1,563	(856)	12,003

Market appreciation (depreciation)	7,408	19,363	(1,292)	1,541	27,020

End Of Period	$159,434	$263,004	$164,357	$30,780	$617,575

% Total (end of period)	25.8%	42.6%	26.6%	5.0%	100.0%

% Change from beg of period	9.1%	10.4%	0.2%	2.3%	6.7%

(1)                                  Includes Value Equity, Growth Equity and Fixed Income components of Style Blend services.

10

Changes In Assets Under Management By Investment Service

Twelve Months Ended March 31, 2006

In $ Millions

	Growth	Value	Fixed	Index/
	Equity (1)	Equity (1)	Income (1)	Structured	Total

Beginning of Period	$118,159	$195,138	$191,885	$28,764	$533,946

Sales/New accounts	31,468	37,288	18,714	160	87,630
Redemptions/Terminations	(16,789)	(11,815)	(17,821)	(2,127)	(48,552)
Cash flow	(2,692)	(1,073)	(399)	93	(4,071)
Unreinvested dividends	(18)	(124)	(1,129)	-	(1,271)
Net inflows (outflows)	11,969	24,276	(635)	(1,874)	33,736

Dispositions (2)	(1,212)	-	(27,186)	-	(28,398)

Market appreciation	30,518	43,590	293	3,890	78,291

End Of Period	$159,434	$263,004	$164,357	$30,780	$617,575

% Total (end of period)	25.8%	42.6%	26.6%	5.0%	100.0%

% Change from beg of period	34.9%	34.8%	-14.3%	7.0%	15.7%

% Change ex. dispositions	36.0%	34.8%	-0.3%	7.0%	22.1%

(1)                                  Includes Value Equity, Growth Equity and Fixed Income components of Style Blend services.

(2)                                  Cash Management Services, South African joint venture interest and Indian mutual funds.

11

Institutional Investments— First Quarter Highlights

•                  Continuing strong net inflows into Global and International services

•                  Flows well-diversified geographically (North America, EMEA, Asia Pacific)

•                  Style Blend services accounted for approximately one-third of inflows

•                  Pipeline of unfunded mandates won is very strong

	Ended March 31, 2006
(In $ Billions)	3 months	12 months

Beginning AUM	$359	$311

Net Flows	5	22

Disposition (1)	-	(1)

Transfers (2)	8	8

Market Appreciation	18	50

Ending AUM	$390	$390

% Total	63.2%	63.2%
% Change	8.7%	25.3%
% Change, ex .disp. & transfers	6.7%	23.0%

(1)                                  South African joint venture interest.

(2)                                  Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm. AUM at March 31, 2006 reflect these transfers.

12

Retail— First Quarter Highlights

•                  Positive net flows for third consecutive quarter

•                  Record Luxembourg fund sales

•                  Positive net inflows into U.S. funds-first quarter since 1Q 02

•                  Separately Managed Account business continued to strengthen

•                  Wealth Strategies services reached nearly $6 billion in assets

•                  Wealth Strategies - $4 billion

•                  Global Wealth Strategies - $2 billion

•                  Value Funds reached their 5-year anniversary in March

	Ended March 31, 2006
(In $ Billions)	3 months	12 months

Beginning AUM	$145	$158

Net Flows	4	5

Dispositions (1)	-	(27)

Transfers (2)	(9)	(9)

Market Appreciation	6	19

Ending AUM	$146	$146

% Total	23.6%	23.6%
% Change	0.5%	-7.4%
% Change, ex .disp. & transfers	6.9%	18.4%

(1)                                  Cash Management Services and Indian mutual funds.

(2)                                  Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm. AUM at March 31, 2006 reflect these transfers.

13

Private Client— First Quarter Highlights

•                  Strong net inflows

•                  Current U.K. expansion plans remain on track for second half of 2006

•                  Financial Advisors up 23% to 270 from 1Q05

	Ended March 31, 2006
(In $ Billions)	3 months	12 months

Beginning AUM	$75	$65

Net Flows	3	7

Transfers (1)	1	1

Market Appreciation	3	9

Ending AUM	$82	$82

% Total	13.2%	13.2%
% Change	9.2%	25.6%
% Change, ex .disp. & transfers	6.8%	25.1%

(1)                                  Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm. AUM at March 31, 2006 reflect these transfers.

14

Institutional Research Services— First Quarter Highlights

•                  Double-digit (26%) organic revenue growth in both the U.S. and U.K. offices driven by higher market share and volume, despite continued industry-wide pricing declines

•                  Record market share resulting from research quality and success of algorithmic trading platform in the U.S. and record daily trading volume

•                  Research coverage launches

In Europe:

•                  3 new analysts launched coverage

•                  Media

•                  Biotech & Medical Devices, and

•                  Beverages/Spirits

In the U.S.:

•                  Launched coverage of Specialty Pharmaceuticals

•                  Third annual client conference focused on SCB’s expertise in quantitative research

•                  Leading research poll of portfolio managers ranks Sanford C. Bernstein #1 for overall research quality for seventh year in a row;  Ranked #1 in stand alone sales quality for first time ever, and improved trading rank and market share

•                  #1 in 10 out of 16 categories surveyed

•                  Year-over-year improvement in virtually every category

•                  Combined sales/research score improved more than any other firm surveyed

15

Growth in Global Assets

In $ Billions

By Client Domicile		$618 Billion at March 31, 2006		By Service

[CHART]		[CHART]		[CHART]
	Non-U.S. UP 40%		Global & Int’l UP 38%
$534 Billion at March 31, 2005

[CHART]		[CHART]		[CHART]

Assets categorized by country domicile of client accounts.

16

A Balanced Mix:
Style Blend Assets Growing in Importance

Assets Under Management by Investment Service $618 billion	Style Blend (1) $100 billion

[CHART]	[CHART]

As of March 31, 2006

(1) Excludes $4 billion of Blend Fixed Income AUM.

17

AllianceBernstein First Quarter Revenues

In $ Millions

			Percent
	1Q 2006	1Q 2005	Change
Revenues:

Advisory Fees	$626	$517	21.1%

Distribution	103	108	-4.6%

Institutional Research Services	96	94	1.9%

Other	74	31	N/M

Total	$899	$750	19.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

18

AllianceBernstein Transaction Fees

In $ Millions

			Percent
	1Q 2006	1Q 2005	Change
Advisory Fees

Prior period presentation	$627	$536	17.0%

Reclassification to IRS	(1)	(19)	-96.2%

As reported	$626	$517	21.1%

Institutional Research Services

Prior period presentation	$95	$75	26.4%

Reclassification from Advisory Fees	1	19	-96.2%

As reported	$96	$94	1.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

19

AllianceBernstein First Quarter Advisory Fees

In $ Millions

			Percent
	1Q 2006	1Q 2005	Change
By Fee Type:
Base Fees	$614	$509	20.5	•	Higher AUM

Performance Fees	12	8	63.1%

Total	$626	$517	21.1%

By Channel:
Institutional	$265	$194	37.0%	•	Higher average AUM

Retail	186	182	2.2%	•	Higher average AUM offset
					by sale of CMS assets
Private Client	175	141	23.9%	•	Higher AUM and
					new fee structure
Total	$626	$517	21.1%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

20

AllianceBernstein First Quarter Revenues

In $ Millions

	1Q 2006	1Q 2005	Percent Change
Revenues:

Advisory Fees	$626	$517	21.1%

Distribution	103	108	-4.6%

Institutional Research Services	96	94	1.9%

Other	74	31	N/M

Total	$899	$750	19.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

21

AllianceBernstein First Quarter Net Distribution Activity

In $ Millions

	1Q 2006	1Q 2005	Change

Distribution Revenues	$103	$108	-4.6%	•	Lower distribution revenues and
					distribution plan payments
Distribution Expense:					due to CMS disposition

Distribution Plan Payments	71	91	-22.3%

Amort of Def Sales Comm	26	37	-27.8%	•	Continuing decline in B-share assets
	97	128	-23.9%
Net Distribution Revenue/ (Expense)	$6	$(20)	N/M

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

22

AllianceBernstein First Quarter Revenues

In $ Millions

	1Q 2006	1Q 2005	Percent Change
Revenues:

Advisory Fees	$626	$517	21.1%

Distribution	103	108	-4.6%

Institutional Research Services	96	94	1.9%	•	IRS up 26%, excluding
					reclass from Advisory Fees
Other	74	31	N/M	•	MTM gains on MF investments
					held for deferred compensation
					plans
Total	$899	$750	19.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

23

AllianceBernstein First Quarter Expenses

In $ Millions

	1Q 2006	1Q 2005	Percent Change
Employee Comp & Benefits	$371	$285	29.9%

Promotion & Servicing	146	175	-16.5%

General & Administrative	127	100	26.8%

Interest	7	6	18.5%

Amortization of Intangibles	5	5	_

Total	$656	$571	14.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

24

AllianceBernstein First Quarter Compensation & Benefits

In $ Millions

	1Q 2006	1Q 2005	Percent Change

Base Compensation	$90	$82	9.7%

Incentive Compensation	157	115	36.8%	•	Higher operating earnings

Commissions	88	62	41.7%	•	New business across all channels

Fringes & Other	36	26	34.8%	•	Increased headcount

Total	$371	$285	29.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

25

AllianceBernstein First Quarter Expenses

In $ Millions

	1Q 2006	1Q 2005	Percent Change

Employee Comp & Benefits	$371	$285	29.9%

Promotion & Servicing	146	175	-16.5%	•	Lower distribution plan payments
					due to disposition of CMS assets
					and lower DSC amortization
General & Administrative	127	100	26.8%	•	Higher legal and occupancy
					expenses
Interest	7	6	18.5%

Amortization of Intangibles	5	5	_

Total	$656	$571	14.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

26

AllianceBernstein First Quarter Net Income

In $ Millions

	1Q 2006	1Q 2005	Percent Change

Revenues	$899	$750	19.8%

Expenses	656	571	14.8%

Income before Taxes	243	179	36.1%

Income Taxes	15	10	53.1%	•	Higher effective tax rate due to increased
					earnings in non-U.S. subsidiaries

Net Income	$228	$169	35.1%

Pre-Tax Margin *	27.1%	23.8%

*Pre-tax income as a percentage of revenues

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

27

AllianceBernstein Holding Financial Results

In $ Millions (except per unit amounts)

	1Q 2006	1Q 2005	Percent Change
AllianceBernstein:

Net Income	$228	$169	35.1%

Weighted Average Equity Ownership Interest	32.1%	31.5%

AllianceBernstein Holding:

Equity in Earnings	$73	$53	38.0%

Income Taxes	7	6	22.9%

Net Income	$66	$47	40.0%

Diluted Net Income Per Unit	$0.78	$0.58	34.5%

Distributions Per Unit	$0.78	$0.56	39.3%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

28

AllianceBernstein Global Service Profile

[CHART]

29

[LOGO]

Appendix

Market Environment

	1Q 06	One Year	Annualized Three Years	Cumulative Three Years

MSCI Emerging Markets	12.0	47.5	46.2	212.4

MSCI EAFE	9.4	24.4	31.1	125.5

MSCI World	6.6	18.0	23.4	87.7

Russell 1000 Growth	3.1	13.2	14.8	51.3

Russell 1000 Value	5.9	13.3	21.8	80.6

S&P 500	4.2	11.7	17.2	61.1

Lehman Aggregate Bond	(0.6)	2.3	2.9	9.0

Returns in % through March 31, 2006.

31

Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

	Large Cap Growth (2)	U.S. Growth (3)	Mid Cap Growth (4)	Small Cap Growth (5)	Intl Lg Cap Growth (6)	Global Research Growth (7)	Emerging Markets Growth (8)

1Q 06	(1.9)	(3.0)	5.6	1.5	(0.4)	0.7	1.3

One Year	12.3	7.4	15.2	4.1	1.6	9.3	0.0

Three Years	1.9	5.3	6.8	1.2	0.6	2.9	5.3

Five Years	0.1	3.2	3.5	1.5	2.1	2.4	4.7

10 Years	2.4	2.6	—	5.2	3.5	4.1	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Russell 1000 Growth

(3) vs. Russell 3000 Growth

(4) vs. Russell Mid Cap Growth

(5) vs. Russell 2000 Growth

(6) vs. MSCI EAFE Growth (net)

(7) vs. MSCI World (net)

(8) vs. MSCI Emerging Markets Growth

Composite and benchmark data through 3/31/06. Performance is preliminary.

32

Relative Performance: Institutional Value Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

	U.S. Strategic Value (2)	U.S. Diversified Value (2)	International Value (3)	Global Value (4)	Emerging Markets Value (5)

1Q 06	(1.8)	(0.4)	3.2	2.5	1.9

One Year	0.8	(0.2)	7.8	5.6	(3.4)

Three Years	(1.1)	(0.7)	5.9	5.0	8.9

Five Years	1.2	1.9	7.1	6.4	7.3

10 Years	(0.1)	—	—	3.5	3.4

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Russell 1000 Value

(3) vs. MSCI EAFE (Cap, UH)

(4) vs. MSCI World (Cap, UH)

(5) vs. MSCI Emerging Markets. Composite and benchmark data through 3/31/06. Performance is preliminary.

33

Relative Performance: Institutional Fixed Income (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

	Core Plus (2)	Core Mortgage (3)	Corp Bonds (4)	Global (5)	Strategic Core Plus (6)

1Q 06	0.4	0.0	0.1	0.2	0.3

One Year	0.6	0.1	0.1	0.0	0.6

Three Years	0.7	0.3	0.0	0.6	1.1

Five Years	0.0	0.5	0.3	0.2	—

10 Years	0.1	0.1	0.3	0.1	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Lehman U.S. Aggregate Unhedged

(3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged

(4) vs. Custom Corporate Index

(5) vs. S&P/Citi World Gov USD unhedged (from 7/1/04 - present)/JPM Global Bond (to 6/30/04)

(6) vs 90% Lehman Universal Index/10% S&P/Citigroup Non-US WGBI (Hedged). Composite and benchmark data through 3/31/06. Performance is preliminary.

34

Relative Performance: Style Blend Services (After Fees)(1)

Blend Equity Composites vs. Benchmarks

			International	Emerging Markets
	U.S. Style	Global Style	Style	Style
	Blend (2)	Blend (5)	Blend (3)	Blend (4)

1Q 06	(1.8)	1.7	1.2	0.9

One Year	6.3	8.2	4.0	(2.3)

Three Years	0.9	—	(0.1)	5.6

Since Inception	0.8	3.8	2.3	5.6

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees. (2) U.S. Style Blend (12/31/01) vs. S&P 500

(3) Int’l Style Blend (12/31/01) vs. MSCI EAFE (4) EM Style Blend (12/31/01) vs.MSCI EM (5) Global Style Blend (6/30/03)

vs. MSCI World for Global products.

Composite and benchmark data through 3/31/06. Performance is preliminary.

35

Absolute Performance: Private Client (After Fees)(1)

		Annualized
	1Q 06	1 Year	3 Year	5 Year

Fully Diversified Simulation (2)	4.3	16.4	16.3	8.0

S&P 500	4.2	11.7	17.2	4.0

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of AllianceBernstein. (1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Divserified Portfolio is a simulation composed of specific proporations of each of the products that follow, which joined the simulation as of the following dates: Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municpal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; Alliance/Bernstein Institutional REIT Fund: 7/1/01. It is rebalanced quarterly. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account w ill, or is likely to, achieve profits or losses similar to those described herein.

Source: AllianceBernstein and S&P

Mutual fund, Composite and S&P performance through 3/31/06. Performance is preliminary.

36

Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

				Global
	Large Cap		Mid Cap	Research	Regent
	Growth (2)	Growth (3)	Growth (4)	Growth (5)	Equity (6)
1Q 06	(2.6)	(4.7)	3.7	0.2	0.1

One Year	8.3	0.3	13.6	4.9	10.3

Three Years	1.2	0.0	8.6	3.2	6.6

Five Years	(1.8)	0.5	4.4	__	3.7

10 Years	(0.1)	(1.5)	(0.3)	__	3.7

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees

(2) vs. Large Cap Growth average. Formerly named Premier Growth

(3) vs. Multi Cap Growth average

(4) vs. Mid Cap Growth average

(5) vs. Global Large Cap Growth Equity average; formerly named Global Growth Trends

(6) vs. S&P 500; represents Regent separately managed account service. Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.

Source: AllianceBernstein, Lipper, and S&P

Mutual fund performance and Lipper data through 3/31/06.

37

Relative Performance: Retail Value Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

		Growth &	Small/Mid Cap	Intl	Global
	Value (2)	Income (3)	Value (4)	Value (5)	Value (6)

1Q 06	0.8	(0.9)	0.4	2.9	1.6

One Year	0.4	(2.4)	(0.1)	5.2	1.2

Three Years	0.6	(1.1)	1.3	3.8	0.2

Five Years	__	(1.7)	3.2	5.5	0.5

10 Years	__	1.7	__	__	__

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be (0.0), 1 yr would be (1.2), 3 yr would be (1.6) and Q4 would be 0.6.

(3) vs. Large Cap Value average

(4) vs. Mid Cap Value average

(5) vs. International Multi Value average

(6) vs. Global  Multi Value average Source: AllianceBernstein and Lipper

Mutual fund performance and Lipper data through 3/31/06.

38

Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

							ACMGI-
		Global	Emerging	Global	American	Short	American
	Corporate	Gov’t	Market	High	Income	Duration	Income–	Intermediate
	Bond (2)	Income (3)	Debt (4)	Yield (5)	Portfolio (8)	Plus (6)	Offshore (7)	Duration (9)

1Q 06	(0.3)	(0.4)	(0.6)	1.2	1.3	0.0	1.1	0.2

One Year	(1.2)	11.5	(2.3)	12.2	5.6	(0.2)	5.9	0.7

Three Years	2.2	3.7	0.3	5.3	5.4	0.0	4.9	0.5

Five Years	(0.1)	1.4	0.8	0.6	3.8	0.3	3.4	0.0

10 Years	0.3	5.4	0.1	N/A	2.5	0.2	2.5	(0.1)

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Corporate Debt Funds BBB-Rated average

(3) vs. Global Income Funds average

(4) vs. Emerging Markets Debt average

(5) vs. Micropal

(6) vs. Short Investment Grade Debt average

(7) vs. Global Bond U.S. Dollar average

(8) vs. Micropal and

(9) vs. Intermediate Investment Grade Average

Source:  AllianceBernstein and Lipper

Composite and benchmark data through 3/31/06. Performance is preliminary.

39

Relative Performance: Wealth Strategies (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

	Wealth	Balanced	Wealth
	Preservation (2)	Wealth (3)	Appreciation (4)

1Q 06	0.6	1.2	2.6

One Year	2.8	5.5	10.0

Since Inception (5)	1.4	1.9	4.2

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Conservative Allocation average

(3) vs. Moderate Allocation average

(4) vs. Large Blend Average

(5) Inception date: 9/2/03 Source: AllianceBernstein and Morningstar

Mutual fund performance and Morningstar data through 3/31/06.

40

AllianceBernstein
Consolidated Balance Sheet

In $ Thousands, Unaudited

	3/31/06	12/31/05
Assets
Cash and investments	$1,356,613	$999,213
Cash and securities, segregated	1,629,805	1,720,809
Receivables, net	3,212,889	2,936,245
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	300,150	305,325
Deferred sales commissions, net	200,074	196,637
Other (incl. furniture & equipment)	451,822	455,594
Total Assets	$10,028,010	$9,490,480

Liabilities and Partners’ Capital
Liabilites:
Payables	$4,538,190	$4,127,377
Accounts payable and accrued expenses	298,605	286,449
Accrued compensation and benefits	413,181	357,321
Debt	446,288	407,291
Minority Interest	11,046	9,368
Total Liabilities	5,707,310	5,187,806

Partners’ Capital	4,320,700	4,302,674
Total Liabilities and Partners’ Capital	$10,028,010	$9,490,480

41

AllianceBernstein
Consolidated Cash Flow

In $ Thousands, Unaudited

	Three Months Ended
	3/31/06	3/31/05
Cash Flows From Operating Activities:
Net income	$227,573	$168,507
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	26,381	36,548
Amortization of deferred compensation	19,473	24,077
Depreciation and other amortization	17,846	16,577
Other, net	(22,714)	7,069
Changes in assets and liabilities	88,825	(175,587)
Net cash provided by operating activities	357,384	77,191

Cash Flows From Investing Activities:
Purchases of investments, net	(32,874)	(1,439)
Proceeds from sale of investments	252	10,614
Additions to furniture, equipment and leaseholds, net	(20,922)	(23,739)
Net cash used in investing actvities	(53,544)	(14,564)

Cash Flows From Financing Activities:
Issuance (repayment) of debt, net	38,068	(84)
Distributions to partners	(290,776)	(230,986)
Other	71,668	11,001
Net cash used in financing activities	(181,040)	(220,069)

Effect of exchange rate change on cash and cash equivalents	(1,013)	(1,050)

Net increase/(decrease) in cash and cash equivalents	121,787	(158,492)
Cash and cash equivalents at the beginning of period	654,168	1,061,523
Cash and cash equivalents at the end of period	$775,955	$903,031

42

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